BlackRock Event Driven Equity Fund

(the “Fund”)

Supplement dated April 17, 2023 to the Prospectus and Statement of Additional Information of the Fund, each dated September 28, 2022, as supplemented to date

Effective immediately, any references to the custodian for the Fund are deleted and replaced with:

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Shareholders should retain this Supplement for future reference.

PR2SAI-EDE-0423SUP